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                                                                   EXHIBIT 10.21



                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


                 This Second Amendment to Employment Agreement (the "Amendment") is entered into April 15, 1997 by and between COSTILLA ENERGY, INC. (the "Company") and HENRY G. MUSSELMAN ("Musselman").

                                R E C I T A L S

                 A. The Company and Musselman entered into an Employment Agreement dated September 1, 1996, which Employment Agreement became effective October 14, 1996 and which was amended by that one certain Amendment to Employment Agreement dated April 15, 1997 by and between the Company and Musselman ( collectively, the "Agreement").

                 B. The Company and Musselman have agreed to modify the Agreement by this Amendment for the sole purpose of increasing Musselman's salary under Section 5 of the Agreement to $250,000.

                 NOW, THEREFORE, the Company and Musselman for good and valuable consideration, the receipt and sufficiency of which are acknowledged agree to modify the Agreement as follows:

                 1. Section 5 of the Agreement is deleted and replaced to read in its entirety as follows:

                 "As compensation for services to be rendered by Musselman, the Company shall pay Musselman a Base Salary at the annual rate of $250,000 beginning on April 15, 1997. Notwithstanding the quotation of the Base Salary at an annual rate, Musselman will only be paid on a prorata basis for the actual days worked if his employment is terminated."

                 2. Except as modified by this Agreement, all other terms of the Original Agreement shall remain unchanged.

                 EXECUTED the date and year first above written.

                                       COSTILLA ENERGY, INC.


                                       By: /s/ Michael J. Grella
                                          -------------------------------
                                           Michael J. Grella, President


                                           /s/ Henry G. Musselman
                                          -------------------------------
                                                HENRY G. MUSSELMAN